PAYDEN FUNDS
Payden GNMA Fund – Investor Class
Prospectus Supplement dated March 16, 2021
to the Prospectus dated February 28, 2021
This Prospectus Supplement provides new and additional information and should be read in conjunction with the Prospectus referred to above.
The information contained in the Fees and Expenses Chart for the Payden GNMA Fund set forth on page 16 of the Prospectus referred to above is inaccurate because it does not describe fully the economic impact of both the required Fee Waiver and the one year voluntary Fee Waiver applicable to the Payden GNMA Fund.
The Fees and Expenses Chart set forth below accurately describes the economic impact of both the required Fee Waiver and the one year voluntary Fee Waiver.
PAYDEN FUNDS
Payden GNMA Fund
FEES AND EXPENSES:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.27%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	0.71%
Required Fee Waiver or Expense Reimbursement 1	0.21%
Total Annual Fund Operating Expenses After Required Fee Waiver or Expense Reimbursement	0.50%
Voluntary Fee Waiver or Expense Reimbursement 2	0.05%
Total Annual Fund Operating Expenses After Voluntary Fee Waiver or Expense Reimbursement	0.45%

1
Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses After Required Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) will not exceed 0.50%

2
Payden & Rygel has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Voluntary Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) exceed 0.45%. This agreement has a one-year
term ending February 28, 2022; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.